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                                                                   EXHIBIT 10.34


                     AMENDMENT ONE TO THE PLEDGE AGREEMENT


         AMENDMENT dated as of July 23, 1993 (the "First Amendment") to the PLEDGE AGREEMENT, dated as of May 28, 1993 (the "Original Pledge Agreement") between EDUCATIONAL MEDICAL, INC., a Delaware corporation (the "Pledgor"), BETA SERVICES, INC., a Virginia corporation (the "Pledgee") and DBS ACQUISITION CORP., a Delaware corporation (the "Issuer").

                             PRELIMINARY STATEMENT

         The Pledgor is the owner of all of the issued and outstanding common stock, par value $.10 per share (the "Pledged Securities"), of the Issuer.

         The Issuer and the Pledgor have jointly and severally executed and delivered to Pledgee (i) the "Second Payment Note", and (ii) a "Purchase Money Note", and agreed to make (iii) the "1991 Contingent Payment" and (iv) the "1992 Contingent Payment." The Pledgor's obligations with respect to the payment of the Second Payment Note, the Purchase Money Note, the 1991 Contingent Payment and the 1992 Contingent Payment are collectively called the "Secured Obligations" and are secured by the Pledged Collateral as defined in the Original Pledge Agreement. All Capitalized terms used in this Agreement shall have the same meaning given to them in the Original Pledge Agreement unless the context otherwise requires.

         The Pledgor has secondarily pledged the Pledged Collateral to Bank South, N.A., as security for a bank loan facility. The parties have agreed to amend the Original Pledge Agreement to give effect to that secondary pledge.

         In consideration of the premises and of the mutual covenants herein contained, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         The indicated sections of the Original Pledge Agreement are amended to include the following additional language which is both italicized and underlined.

         Section  3 (b)

                 (b) The Pledgor shall be entitled to receive and retain any and all ordinary cash dividends and interest payable on the Pledged Collateral, but any and all stock and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of an Issuer or received in exchange for Pledged Collateral or any part thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Issuer may be a party or otherwise, and any and all cash and other property received in payment of the principal of or in redemption of or in exchange for any Pledged Collateral (either at maturity, upon call for redemption or otherwise), shall be and become part of the collateral pledged by the Pledgor hereunder and, if received by the Pledgor, shall be received in trust for the benefit of the Pledgee or its assigns or the holder of any subsequent perfected lien as provided in the addendum to this Pledge Agreement and shall forthwith be delivered to the Escrow Agent (accompanied by proper instruments of assignment and/or stock and/or bond powers
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                 executed by the Pledgor in accordance with the Pledgee's
                 instructions) to be held as Pledged Collateral subject to the terms of this Pledge Agreement.

         Section 5 (b)

                                  (b) sell the Pledged Collateral, or any part
                 thereof, at any public or private sale or at any broker's board or in any securities exchange, for cash, upon credit or for future delivery, as the Pledgee shall deem appropriate. The Pledgee shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Pledgee shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold, free and clear from any claims or rights of Pledgor. Further, it shall be deemed commercially reasonable for the Pledgee to impose sufficient conditions on any such sale so as to preclude the necessity of registration of the Pledged Collateral under the Securities Act of 1933, as amended. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which he now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgee shall give the Pledgor and the holder of any subsequent perfected lien as provided in the addendum to this Pledge Agreement at least 30 days' written notice in the manner specified for notices under this Agreement.

         Section 6


                 Second: the balance (if any) of such proceeds shall be paid to the holder of any subsequent perfected lien as provided in the addendum to this Pledge Agreement and then the Pledgor, its successors or assigns in proportion to their ownership of the Pledged Collateral, or as a court of competent jurisdiction may direct.

         Section 14 (c)

                 (c) If the Pledgee at any time instructs the Escrow Agent to exchange any certificates representing any securities included in the Pledged Collateral to change the denominations of such certificates, the Escrow Agent shall comply with such request promptly by so exchanging certificates directly with the Issuer. The Escrow Agent shall give Pledgor and the holder of any subsequent perfected lien as provided in the addendum to this Pledge Agreement notice of any such action within 10 days after it is completed.





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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

In the Presence of:                     EDUCATIONAL MEDICAL, INC.

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                                        By:
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                                             Authorized Signatory


                                        DBS ACQUISITION CORP.



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                                        By:
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                                             Authorized Signatory


                                        BETA SERVICES, INC.



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                                        By:
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                                             Authorized Signatory





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          AGREEMENT OF ESCROW AGENT TO HOLD AS AGENT FOR SECOND LIENOR



         The Escrow Agent acknowledges that the Pledged Collateral is subject to a second lien held by Bank South, N.A., and in order to perfect such lien agrees to hold the Pledged Collateral as agent for Bank South, N.A., subject to the first lien otherwise provided for in this Agreement, and to promptly deliver the Pledged Collateral to Bank South, N.A. upon the earlier of payment in full of the Secured Obligations or termination of this Pledge Agreement at Bank South, N.A., P.O. Box 4387, Atlanta, Georgia, Attn: Mr. Randall P. Coerver.

         The obligation of the Escrow Agent to Bank South, N.A., shall be limited by the provisions of Section 14(e)(1) to 14(e)(v), inclusive, and by
Section 14(e)(vii) and 14(e)(viii).

                                        THE HARRISON FIRM, P.C.



                                        By:
                                            ------------------------------------
                                            David G. Harrison





Acknowledged, Accepted and Agreed to as of July ____, 1993.

EDUCATIONAL MEDICAL, INC.



By:
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   Authorized Representative





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